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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2006


                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                   1-9973                     36-3352497
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

    1400 Toastmaster Drive, Elgin, Illinois                        60120
    (Address of Principal Executive Offices)                    (Zip Code)


                                 (847) 741-3300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

                  On August 31, 2006, The Middleby Corporation announced the acquisition of Houno A/S. A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.


Exhibit No.  Description
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Exhibit 99.1 Press Release issued by The Middleby Corporation on August 31, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE MIDDLEBY CORPORATION

Dated: August 31, 2006                             By: /s/ Timothy J. FitzGerald
                                                       -------------------------
                                                       Timothy J. FitzGerald
                                                       Vice President and
                                                       Chief Financial Officer


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                                  Exhibit Index
                                  -------------

Exhibit No.  Description
------------ -------------------------------------------------------------------

Exhibit 99.1 Press Release issued by The Middleby Corporation on August 31, 2006